

SYNERGY RESOURCES CORPORATION

Corporate Presentation

June 2013

NYSE MKT: SYRG

Important Cautions Regarding Forward Looking Statements

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company's exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company's ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price.

Key Executives & Board Members

Edward Holloway
President & CEO

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Co-Founder, Cache Exploration Inc.
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Past Board Member of Denver-Julesburg Petroleum Association
- Past President of Colorado Oil and Gas Association – 1990

William Scaff, Jr.
Vice President, Director

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Dresser Industries Area Manager and Total Petroleum Regional Manager
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Board Trustee of Colorado/Wyoming Petroleum Marketers Association

Frank Jennings
Chief Financial Officer

- 20+ years of accounting and finance experience
- Experience in oil and gas drilling, services, exploration and production
- Joined Synergy full time in March 2011
- Five years as CFO of Gold Resource Corporation (NYSE Amex: GORO)
- 10 years as CPA with PriceWaterhouseCoopers in Houston
- Four years as audit manager with The Walt Disney Companies
- MBA from Indiana University

George Seward
Board of Directors

- George Seward was appointed as a Director in July 2010.
- Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.
- Significant oil and natural gas experience
- Spearheaded leasing effort in Nebraska for Synergy.

Company Highlights

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Significant Exposure to Wattenberg Field	~17,046 net acres in the oil and liquids portion of the Wattenberg Field in Weld County, CO. 604 net total locations - 157 Mmboe of un-risked potential[1]. 18 horizontal permits approved and 24 in process with COGCC.
Accelerating Wattenberg 2014 CAPEX	Fiscal 2014 budget of ~$157.5 million to drill/participate in horizontal and vertical wells, additional lease hold, and acquisitions in the Wattenberg Field.
Upside from Northern DJ Basin	~20,040 net acres in the Northern DJ Basin extension area provides additional +125 net total locations and +25 Mmboe of un-risked potential[1]
Strong Balance Sheet & Liquidity	Strengthened balance sheet with $78.3 million in net proceeds from equity offering closed 6/19/13. Borrowing base increased to $75 million[2] from $47 million on 6/4/13. Borrowing base has semi-annual redeterminations.
Operational Control	To date, operated 80% of our Wattenberg Field wells. Allows for control over timing and production, operating, and administrative costs.
Experienced Management Team	Senior management has an average of 30+ years of Wattenberg experience and have owned and operated over 300+ DJ Basin wells. Management and Directors own ~16%[3] of the Company including options.

1. Management estimates. Derivation of unrisked potential provided on slide 8. 2. $44.5 million outstanding pro forma most recent quarter and recent equity offering 3. Pro forma for recent equity offering.

Our Leased Acreage *

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Area #1 All of our current wells both vertical and horizontal are in the oil and high-liquids portion of the Wattenberg Field (Codell/Niobrara/J-Sand formations)
- Area #2 Northern D-J Basin acreage is highly prospective for horizontal Niobrara and horizontal Greenhorn
- Area #3 Eastern Colorado Proven dry gas field, economic @ $4/mcf
- Area #4 Nebraska acreage flanks the Central Kansas Uplift; highly prospective for Mississippian and Pennsylvanian formations



#2 Northern D-J Basin
20,040 net (high liquids)
#4 Nebraska
123,000 net (oily)
#1 Wattenberg Field, CO
17,046 net (high liquids)
#3 Eastern Colorado
56,000 net (dry gas)
Laramie
Wyoming
Kimball
Cheyenne
Garden
Deuel
Keith
Sedgwick
Perkins
Logan
Nebraska
Chase
Weld
Morgan
Dundy
Washington
Yuma
Adams
Colorado
Kansas
Douglas
Elbert

* All lease acreage calculations are approximate

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Overview

- **Wattenberg Field is highly defined by over 17,000 vertical wells drilled since the 1970's**
- **Synergy has successfully completed 100% of its wells in the Wattenberg Field**
- **Significant upside potential:** Multiple pay zones with horizontal wells targeting the Niobrara A, B, & C Benches and Codell formation
- **Horizontal completion technology has enhanced well returns**
- **50 to 100% Internal Rates of Return from Horizontal wells[1]**
- **Long life production and reserves:** 30+ years
- **Low lifting costs: Year-to-date $3.87/BOE**
- **Takeaway capacity:** Expanding in Rocky Mountain Region

> ***"We call it the 'magic of the short-cycle oil in the U.S. onshore.' It is the best you can get. If we could find 20 more Wattenbergs, we would probably quit drilling anything else."***
>
> \- John Ford, Manager of Wattenberg Field for Anadarko, Oil & Gas Investor, 3/12

(1) IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information

Wattenberg Acreage (~17,046 net acres)


Synergy Land Legend
Lease Hold
WELD

Horizontal & Drilling Expands Opportunity

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Advent of pad drilling & new technologies has led to:
  - Improved drilling efficiencies
  - Increased production
  - Reduced costs
  - Mitigated environmental impact
- Participated as a non-operator in 15 horizontal wells, 7 Niobrara B, 2 Niobrara C, 5 Codell in the Wattenberg Field, and 1 Niobrara B well in the northern DJ (avg. working interest ~ 20%)
- Have received over 56 additional notifications for horizontal wells from other operators of which 23 have received AFEs with average working interest 6.8%
- Began operated horizontal drilling in May 2013 with 5 horizontal wells (3 Niobrara B Bench and 2 Codell) on the Renfroe Pad

Horizontal Drilling Allows Multiple Wells on a Single Pad that Reach Multiple Zones



Single Pad
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
J-sand

Oil Weighted Reserve & Production Growth

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Average Daily Net Production Per Period (Boe/d)



3,000
2,500
2,000
1,500
1,000
500
0
122
452
1,152
1,658
2,067
2010
2011
2012
Q1:13A
Q2:13A
Q3:13E
Q4:13E

Proved Reserves (2/28/2013) and Unrisked Potential



200
180
160
140
120
100
80
60
40
20
-
Proved + Unrisked Potential: 195.6 MMboe
Northern Extension
25.1
Codell
39.1
C Bench
27.7
A Bench
27.7
B Bench
62.4
13.6
13.6
Proved (Mmboe)
Total Upside

Proved Reserves: 13.6 Mmboe (2/28/2013) & Total Unrisked Potential of 182.0 Mmboe

Project Area	Wells Per 640 DSU	Net Acres	Well Spacing (Acres)[1]	Total Potential Wells	NRI	NRI Wells	Per Well EUR (Mboe)[1]	Total Unrisked Potential (Mmboe)
Wattenberg Field (4,500 ft. Laterals)								
Niobrara B Bench - Hz	9	17,046	71	240	80%	192	325	62.4
Niobrara A Bench - Hz	4	17,046	160	107	80%	85	325	27.7
Niobrara C Bench - Hz	4	17,046	160	107	80%	85	325	27.7
Codell - Hz[2]	8	12,046	80	151	80%	120	325	39.1
Total Wattenberg Field Potential				**604**				**157.0**
Northern Extension (4,500 ft. laterals)								
Niobrara - Hz	4	20,040	160	125	80%	100	250	25.1
Total Potential				**729**				**182.0**

(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants.

(2) Codell net acres subtracts net wells already drilled on 20 acre spacing.

Wattenberg Field Acreage & Activity

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Acreage (~17,046 net acres) & Activity Map – Weld County, CO[1]

PDC – Leffler Synergy (3 Codell)
Horizontal wells with 65%, 56%, & 13% Working Interests currently producing

PDC – Leffler (2 B-Bench)
Synergy – 28% & 6% Working Interests
30-Day Average: 402 Boe/d
30-Day Average: 381 Boe/d

Mineral Resources (Private) (B-Bench)
30-Day Average: ~500 Boe/d

Noble - Sebastyen Well (Codell)
Synergy – 25% Working Interest
Currently producing

Encana
16 horizontal wells drilled
30-Day Average: 641 Boe/d



Synergy Land Legend
Lease Hold
WELD

Noble - Wake Well (B-Bench)
Synergy - 25% Working Interest
30-Day Average: 521 Boe/d
EUR: 322,000 Boe

Noble – Wells Ranch
40-acre down spacing pilots
A-C Bench/Codell Pilots
OOIP/Section of 74 MMboe

Bonanza Creek
Codell 30-Day Average: 370 Boe/d
Codell 60-Day Average: 367 Boe/d
C-Bench 30-Day Average: 444 Boe/d

Bill Barrett
Siebring Wells (2 B, 2 C. 1 Codell)
Synergy – 12.5% Working Interest each
1st B-Bench 30-Day Average: 481 Boe/d
1st C-Bench 30-Day Average: 460 Boe/d

Anadarko

Synergy working interest wells

Offset operator wells

(1) Offset operator information is from company presentations, transcripts, public filings, and the COGCC.

First Operated Well Pads

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Synergy First Operated Wattenberg Well Pads

1. Renfroe Pad – operated 5 well pad with ~97% W.I. (first production by late August 2013)
2. Leffler Pad – operated 6 well pad with ~97% W.I. (drilling to commence 1Q:FY2014)
3. TK Pad – operated 6 well pad with 100% W.I. (drilling to commence 2Q:FY2014)



Synergy Land Legend
Lease Hold
WELD



Hwy 14
Hwy 85
7N66W
7N65W
PDC
PDC
PDC
PDC
PDC
Noble
Future Long
Lateral
Development
1
2
3
1" = 5000 Feet
0
2500
5000
10,000
N

Northern D-J Basin Extension Overview

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Northern Extension Acreage & Activity

- **Synergy has ~20,040 net acres in Morgan & Weld, County**
- **Noble Energy East Pony[1]**
  - Drilled 23 horizontal wells:
    - 24-hour Average IP: 780 Boe/d
    - 30-day average IP: 620 Boe/d
    - Average EURs: 345,000 Boe (80% Oil)
    - Internal Rate of Return: 109%
    - Payout: 1.0 year
  - Drilled 3 wells on 80 acre spacing
    - 30 day average IP: 720 Boe/d
  - 80 horizontal wells planned for 2013
- **Bonanza Creek[1]**
  - State of Colorado Lease Sale – September 2012 5,649 net acres for $10,640 / acre ($60 million)
  - Niobrara B Bench Economics Results:
    - 36 Wells 30-day average IP: 503 Boe/d
    - 28 Wells 60 –day average IP: 405 Boe/d

Synergy Northern Extension Area Overview - ~20,040 Net Acres[2]



Synergy Land Legend
Lease Hold
MORGAN
Whiting Red Tail Project Razor Well IP: 861 Boe/d From Niobrara B
EOG & Continental
Noble - East Pony 30-day IP: 720 Boe/d EURs: 345,000 Boe
Participating with Noble on horizontal Niobrara well 3% working interest
Participating with Carrizo on extended lateral (1280 acre spacing unit) 1.5% working interest
Bonanza Creek Hog Farm Purchase $10,640 / net acre

1. *Noble and Bonanza Creek information is sourced from published presentations.*
2. *All offset operator data sources from published presentations and acreage positions reflect approximations.*

Fiscal 2014 Accelerated Drilling Budget and Summary Sources & Uses

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Synergy Fiscal 2014 Drilling Program Ending 8/31/2014

	Net Operated	Net Non-Operated	Total Net Wells	Well Cost ($MM)	Drilling Budget ($MM)
Wattenberg Field					
Horizontal	20	5	25	$ 4.5	$ 112.5
Vertical	6	6	12	0.833	10
Total	**26**	**11**	**37**		**$ 122.5**

Fiscal 2014 Sources & Uses Ending 8/31/2014

Sources ($MM)		Uses ($MM)	
Cash and Equivalents [(1)]	61.5	Operated Horizontal Wells	$ 90
Estimated Cash Flow From Operations	96	Non-Operated Horizontal Wells	22.5
		Vertical Wells	10
		Acquisitions	30
		Land Leasing	5
Total Sources	**$ 157.5**	**Total Uses**	**$ 157.5**

(1) Includes $18.2 million in cash and short term instruments at February 28, 2013 and portion of cash proceeds from follow on common stock offering closed 6/19/13

1P Reserve Growth by Year (PV-10)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



$250M
$200M
$150M
$100M
$50M
$0M
116% CAGR
Total 1P PV-10
$208 Million
8/31/10
BOEs ~1.4M
8/31/11
BOEs ~4.4M
8/31/12
BOEs ~10.7M
2/28/2013
BOEs ~13.6M
PDP
PDNP
PUD
78% of PV-10 value is currently oil weighted

PV-10 Reserve Report (Ryder Scott 3rd Party Reserve Engineers)

Revenue and EBITDA Growth

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



$12M
$10M
$8M
$6M
$4M
$2M
$0M
152% CAGR Q2-11 to Q2-13
Oil
NGL
Gas
3Q May-11
4Q Aug-11
1Q Nov-11
2Q Feb-12
3Q May-12
4Q Aug-12
1Q Nov-12
2Q Feb-13
Revenue Mix
(MRQ)
Oil 78%
NGL 7%
Gas 15%

Average Sales Price per Quarter

	3Q May-11	4Q Aug-11	1Q Nov-11	2Q Feb-21	3Q May-12	4Q Aug-12	1Q Nov-12	2Q Feb-13
Oil (Bbls)	$ 95.15	$ 89.91	$ 83.03	$92.33	$91.21	$82.89	$81.03	$84.20
Gas & Liquids (Mcf)	$ 5.34	$ 6.22	$ 5.23	$4.09	$3.62	$2.82	$4.27	$4.77
NGL Premium (%)	32%	39%	41%	41%	48%	15%	35%	32%

Key Takeaways

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Synergy is pursing a well-defined plan for creating shareholder value:

- Fully funded drilling and capital expenditure budget through 8/31/2014
- Implement aggressive drilling program in proven low-risk areas with predictable rates-of-return
- Continue to expand acreage footprint through leases and acquisitions
- Leverage management's extensive experience and expertise in the basin
- Continue to participate with major producers in non-operated wells in the horizontal Niobrara and Codell formations

Appendix

Wattenberg Field Horizontal Potential

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Horizontal Potential Per 640 Acre Unit, Arial View

Niobrara B Bench Only | Niobrara B Bench Perimeter | Stacked HZ Niobrara/Codell

Leading Industry Company Niobrara Well Spacing



18 Gross/16 Net wells per 640 Ac.
Net HZ Well Inventory: 400 to Synergy's interest in 17K Ac.

Potential HZ Well Density Niobrara A, B & C Benches/Codell Stacked



4 A Bench
9 B Bench
4 C Bench
8 Codell

29 Gross/25 Net wells per 640 Ac.
Net HZ Well Inventory: 604 to Synergy's interest in 17K Ac.

Theoretical Full Matrix of HZ Well Density in Wattenberg Field



40 Gross/36 Net wells per 640 Ac.
Industry leaders are currently testing 40 acre spacing in multiple zones

All perimeter wells are 50% working interest

The above is for illustrative purposes only and is not intended to depict actual results or SEC proven reserves. Well density and drilling results may vary.

Wattenberg Midstream Ramp-Up

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Current Capacity:
445 MMcf/day

Expansion Projects

Project	Timing / Status	Capacity
LaSalle Plant Upgrades & Expansion	**2013** Under Construction / Permit Pending	110 MMcf/d / 50 MMcf/d
Lucerne Plant 2 Additional Boosters	**2014** Permits Submitted	230 MMcf/d
Plant 10 Additional Boosters	**2015** Permits Submitted	230 MMcf/d

140% Capacity Increase

Future Capacity:
1,065 MMcf/d

Additional NGL Capacity

Front Range NGL pipeline expected to add 150-230 Mbo/d – Mont Belvieu access November 2013

134 Vertical / Directional Wells Drilled in Wattenberg Field

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

134 Drilled

Formations	Drilling Activity	Production Activity
Niobrara A		5 producing Niobrara-only wells (119 wells in Niobrara behind pipe) 10 producing Codell/Niobrara comingled wells
Niobrara B		
Niobrara C		
Codell	42 drilled to Codell	106 producing Codell wells
Greenhorn	23 drilled to Greenhorn	1 producing Greenhorn well
J-sand	69 drilled to J-Sand Zone	5 producing J-Sand wells 7 producing J-Sand/Codell comingled wells (does not include Greenhorn)



SUSSEX
SHANNON
NIOBRARA
A-BENCH
B-BENCH
C-BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Maximizing the Barrels of Oil Equivalent per Vertical Well

By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, we believe we can maximize the BOE's per well.

Mississippian & Pennsylvanian Plays Moving North

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



S. Dakota
Powder River Basin
Wyoming
Kennedy Basin
Current Pennsylvanian Horizontal Test Wells
Chadron dome
Souxana Arch
Iowa
Nebraska
Central Kansas Basin
Forest City Basin
North Platte Arch
Cambridge Arch
Colorado Mineral Belt
Minden Arch
Missouri
Pennsylvanian Play
Central Kansas Uplift
Salina Basin
DJ Basin
Colorado
Hugoton Embayment
Kansas
Nemaha Uplift
Las Animas Arch
Mississippian Lime Play
Cherokee Basin
Credo Petroleum Corp. Pennsylvanian Vertical Well Initial Production 218 BOPD
New Mexico
Oklahoma
Texas
50mi

Nebraska Acreage Multiple Stacked Play

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- 123,000 net acres in Nebraska that is highly prospective for Upper Pennsylvanian, Cherokee and Mississippian Lime
- Historical production from vertical wells
- Multiple stacked oil play
- Long term leases (8+ years average remaining term)
- Apache views this as an extension of their horizontal oil play
- Majors pursuing acres: i.e., Apache Corp. (NYSE:APA) recently acquired 580,000 net acres in Nebraska & Kansas


Nebraska
Colorado
Kansas
Chase County, NE
48,321 net (oily)
Hayes County, NE
43,920 net (oily)
Dundy County, NE
23,751 net (oily)
Hitchcock County,
NE 2,492 net (oily)

Multiple Stacked Play


Type Log
Pennsylvanian
Upper
Middle
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Marmaton Group
Cherokee Group
Mississippian
Meramecian
Osagean
Kinderhookian
Ordovician
Viola
Simpson Group
Arbuckle Group
Cambrian
Basal Sand
Granite Wash
Precambrian
Upper Penn
Cherokee
Mississippian
Lime

Key Stats: SYRG (NYSE MKT)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Stock Price *(6/19/13)*	*$7.06*	**Revenue** *(ttm)*	*$33.5 M*
52 Week High/Low	*$7.78-$2.55*	**Net Income** *(ttm)*	*$9.3 M*
Shares Outstanding	*68.9 M*	**EPS** *(ttm)*	*$0.18*
Public Float	*57.8M*	**Cash & STI** *(pf)*	*$ 96.6 M*
Warrants Outstanding	*9.2 M*	**Total Assets** *(pf)*	*$269.7 M*
Options Outstanding	*3.8 M*	**Long Term Debt** *(pf)*	*$44.5 M*
Avg. Daily Vol. *(3 mo.)*	*320,000*	**Current Credit Facility**	$150 M
Market Capitalization	*$487 M*	**Borrowing Base**	*$75.0 M*
Institutional Holdings	*42%*	**Fiscal 2014 CAPEX**	*$157 M*
Insider Holdings, est.	*16%*	**Founded**	*2008*
Total Capital Raised *(net)*	*$154.4 M*	**Fiscal Year End**	*August 31*



Revenue & Adjusted EBITDA
($ Millions)
Revenues
Adj. EBITDA
$2.2M
-$0.1M
$10.0M
$6.3M
$25.0M
$18.3M
$33.5M
$24.6M
FY 2010
FY 2011
FY 2012
TTM

Sources: Capital IQ, SEC, Thomson Reuters, Company estimates

ttm = trailing twelve months; pf = pro-forma disclosure incorporates data from most recent quarter and recent financing transactions; STI= short term investments

Capitalization

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Shares Outstanding: 68.9 million
- Warrants Outstanding:

  9.0 mm @ $6, expiring on 12/31/14

  0.18 mm @ Avg $1.60, expiring on 12/31/14

  0.05 mm @ $2.69 investor relations warrants

- Management and Employee Options Outstanding:

As of 6/17/2013	Number of Shares	Weighted Avg. Exercise Price
	3,805,000	$2.68

- Current Public Float: ~ 57.8M shares
- Management, Insider Ownership: ~16%
- Institutional Ownership: ~ 42%

2014 CAPEX Budget

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Total CAPEX Budget of $157.5 million
  - $90 million to drill 20 net new horizontal wells as operator
  - $22.5 million to participate in 5 net non-operated horizontal wells
  - $10 million for 12 vertical wells
  - $30 million for acquisitions
  - $5 million for land leasing
- CAPEX will be funded with cash on hand and cash flow from operations

Hedging Summary

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

The Company's commodity derivative contracts as of May 1, 2013 are summarized below:

2013 Hedges

Contract Type	Counterparty	Quantity (BbL/Month)	Quantity (BbL/d)	Strike Price	Term
Swap	BP Energy Company	3,014	100	$ 91.70	Jan 1, 2013 - Dec 31, 2013
Swap*	BP Energy Company	6,000	200	$ 96.35	Mar 1, 2013 - Dec 31, 2013
Swap	BP Energy Company	8,000	267	$ 94.45	May 1, 2013 - Dec 31, 2013
Collar	BP Energy Company	3,014	100	$87.00-$102.50	Feb 1, 2013 - Dec 31, 2013
	Total Bbls Hedged 2013	20,028	667		

Average 2013 Swap Price	$	94.17
Weighted Average 2013 Swap Price	$	94.63

2014 Hedges

Contract Type	Counterparty	Quantity (BbL/Month)	Quantity (BbL/d)	Strike Price	Term
Swap	BP Energy Company	1,840	61	$ 90.80	Jan 1, 2014 - Dec 31, 2014
Swap	BP Energy Company	2,000	68	$ 90.11	Jan 1, 2014 - Dec 31, 2014
Swap	BP Energy Company	5,000	167	$ 90.50	Jan 1, 2014 - Dec 31, 2014
Collar	BP Energy Company	1,840	61	$85.00-$98.50	Jan 1, 2014 - Dec 31, 2014
	Total Bbls Hedged 2014	10,680	357		

Average 2014 Swap Price	$	90.47
Weighted Average 2014 Swap Price	$	90.47

2015 Hedges

Contract Type	Counterparty	Quantity (BbL/Month)	Quantity (BbL/d)	Strike Price	Term
Collar	BP Energy Company	7,000	233	$80.00 - $92.50	Jan 1, 2015 - Jun 30, 2015

*On December 31, 2013, BP has the right to extend the $96.35 swap to 2014 for the same volume.

Disclosure on Derivative Instruments:

The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

Board of Directors

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Edward Holloway
- Synergy Resources President & CEO
- Director since June 2008
- 30+ years of Oil and Gas Executive Leadership
- Co-Founder of Cache Exploration & Petroleum Management

Bill Conrad
- Independent director since May 2005
- Former President of Wyoming Oil & Gas
- Involved in the oil & gas industry for over 20 years

William Scaff, Jr.
- Synergy Resources Executive Vice President
- Director since June 2008
- 30+ years of Oil & Gas Executive Leadership
- Co-Founder of Petroleum Management

Rick Wilber
- Independent director since June 2008
- Board member of Ultimate Software Group, Inc. (ULTI - *NASDAQ*)
- Private Investor and Consultant to numerous start up and early stage companies

George Seward
- Director since July 2010
- Co-Founded Prima Energy in 1980, sold to Petro-Canada in 2004 for $534 million
- Significant oil and gas experience

R.W. "Bud" Noffsinger, III
- Independent director since September 2009
- President &CEO of RWN3
- Former Chief Credit Officer for First Western Trust Bank

Raymond McElhaney
- Independent director since May 2005
- Co-Founded & current president of MCM Capital Management
- Former Founder and President of Spartan Petroleum and Exploration

Sell-Side Research Coverage

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Firm	Analyst
Brean Capital	Jeff Connolly
Cannacord Genuity	Stephen Berman
C.K. Cooper & Co.	Jeff Grampp
Euro Pacific Equities	Joel Musante, CFA
Global Hunter Securities	Mike Kelly
Johnson Rice & Co.	Welles Fitzpatrick
Iberia Capital Partners	David Beard, CFA
Key Banc	Jack Aydin
MLV & Co.	Kim Pacanovsky, Ph.D.
Northland Capital Markets	Jared Lewis
Sidoti & Co.	Gabriel Daoud
Wm Smith & Co.	Rob Young
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.